                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     I, Scott A. Wolstein, Chairman of the Board and Chief Executive Officer of Developers Diversified Realty Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Wolstein
---------------------
Scott A. Wolstein

Chairman of the Board and Chief Executive Officer
November 14, 2002